                                                                    Exhibit 4(d)


Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.


                         BECTON, DICKINSON AND COMPANY

                      6.70% Debentures due August 1, 2028



CUSIP No. 075887AQ2

No. 1                                                           $200,000,000



          BECTON, DICKINSON AND COMPANY, a New Jersey corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $200,000,000 on August 1, 2028 and to pay interest, on February 1 and August 1, of each year, commencing February 1, 1999, on said principal sum at the rate of 6.70% per annum, from August 3, 1998 or from the most recent interest payment date to which interest has been paid or provided for, as the case may be, until payment of said principal sum has been made or duly provided for; provided, however, that payment of interest may be made at the option of the Company (i) by check mailed to the address of the person entitled thereto as such address shall appear on the register of Debentures or (ii) by transfer in immediately available funds to an account maintained by the person entitled thereto as specified in the register of Debentures. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on the fifteenth day of the calendar month preceding such February 1 or August 1.

          Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

          IN WITNESS HEREOF, Becton, Dickinson and Company has caused this Debenture to be executed in its name and on its behalf by the signatures of two of its officers authorized to execute Securities pursuant to the Indenture and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: August 3, 1998

[SEAL]                   BECTON, DICKINSON AND COMPANY


                         By: /s/
                            ------------------------------------
                            Geoffrey D. Cheatham
                            Vice President -- Finance Operations
                            and Treasurer

ATTEST:


/s/
----------------------------
Bridget M. Healy
Vice President and Secretary



                             TRUSTEE'S CERTIFICATE
                               OF AUTHENTICATION

This Debenture is one of the Securities of the series referred to herein issued pursuant to the within-mentioned Indenture.


                                        THE CHASE MANHATTAN BANK,
                                               as Trustee


                                        By: /s/
                                           -------------------
                                           Authorized Officer

                         BECTON, DICKINSON AND COMPANY


                      6.70% Debentures due August 1, 2028

          This Debenture is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (herein called the "Securities") of the series hereinafter specified, all issued or to be issued under and pursuant to an Indenture, dated as of March 1, 1997 (as amended or supplemented, herein called the "Indenture"), duly executed and delivered by the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Debenture is one of a series designated as the 6.70% Debentures due August 1, 2028 (the "Debentures") limited in aggregate principal amount to $200,000,000 (except as in the Indenture provided).

          In case an Event of Default, as defined in the Indenture, with respect to the Debentures shall have occurred and be continuing, the principal hereof and interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders of the Securities of any series at any time by the Company and the Trustee with the consent of the holders of a majority in aggregate principal amount of the outstanding Securities of such series, each affected series voting separately. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the outstanding Securities of any series, on behalf of the holders of all the Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the holder of this Debenture shall be conclusive and binding upon such holder and upon all future holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture or such other Debenture.

          Subject to the terms of the Indenture, the Company may elect either
(i) to defease and be discharged from any and all obligations with respect to the Debentures or (ii) to be released from its obligations with respect to certain covenants applicable to the

Debentures, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Debenture.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the place, at the respective times, at the rate and in the coin or currency prescribed herein. This Debenture is not redeemable prior to maturity.

          Upon the presentment for registration of transfer of this Debenture at the office or agency of the Company designated for such purpose pursuant to the Indenture, a new Debenture or Debentures of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          Prior to due presentment for registration of transfer of this Debenture, the Company, the Trustee or any Debenture registrar, co-registrar, paying agent or authenticating agent, may deem and treat the registered holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, and for all other purposes, and the Company, the Trustee and any Debenture registrar, co-registrar, paying agent and authenticating agent shall not be affected by any notice to the contrary.